Segment Reporting (Details)	6 Months Ended
Jun. 30, 2025
Segment Reporting [Abstract]
Operating segment	1
Description of CODM	The Company’s CODM is its Chief Executive Officer (“CEO”), who reviews financial information presented on a consolidated basis. The CODM uses consolidated net income to measure segment profit or loss, to allocate resources and assess performance.
Chief executive officer	Chief Executive Officer